UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
––––––––––––––––––
FORM N-CSR
––––––––––––––––––
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-23299
––––––––––––––––––
OFS Credit Company, Inc.
(Exact name of registrant as specified in charter)
––––––––––––––––––
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Address of principal executive offices)
Bilal Rashid
Chief Executive Officer
OFS Credit Company, Inc.
10 South Wacker Drive, Suite 2500
Chicago, IL 60606
(Name and address of agent for service)
––––––––––––––––––
Registrant’s telephone number, including area code: (847) 734-2000
Date of fiscal year end: October 31
Date of reporting period: April 30, 2023

Item 1. Report to Stockholders

The Company’s Semi-Annual Report to stockholders for the six months ended April 30, 2023 is filed herewith.

OFS CREDIT COMPANY, INC.

TABLE OF CONTENTS - SEMI-ANNUAL REPORT

June 6, 2023

To Our Stockholders:

OFS Credit Company, Inc. (“OFS Credit”, the “Company”, “we” or “our”) has a primary goal of generating current income on behalf of our stockholders. We are working diligently to manage the portfolio during this time of market volatility and rising interest rates, both of which are elevating the risk of recession.
We believe collateralized loan obligations (“CLOs”) can be an attractive investment during periods of market dislocation, and in the current market, we intend to deploy capital into discounted investments that we believe will generate attractive, risk-adjusted returns. Also, CLOs are floating rate vehicles, which we believe mitigates interest rate risk.
On June 2, 2023, we announced a $0.55 per share quarterly distribution for common stockholders for the quarter ending July 31, 2023. The quarterly distribution equates to an approximate 24.7% annualized distribution rate based on our April 30, 2023 market price of $8.89.
The distribution will be paid in cash or shares of our common stock at the election of stockholders. The total amount of cash distributed to all stockholders will be limited to 20% of the total distribution to be paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon that stockholder’s election as well as elections of other stockholders, subject to the pro-rata limitation.
On June 1, 2023, the Company’s board of directors (the “Board”) approved an amended and restated dividend reinvestment plan (the “Amended DRIP”). For stockholders participating in the Amended DRIP, the number of shares to be issued to a stockholder in connection with any distribution will be determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety five percent (95%) of the market price per share of common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date fixed by the Board for such distribution.
Our investment adviser, OFS Capital Management, LLC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, as of March 31, 2023, had approximately $4.1 billion of committed assets under management. We believe our adviser is uniquely positioned to manage the Company given its expertise in both investing in structured credit (CLO equity and subordinated debt tranches) and managing CLOs, which entails underwriting corporate loans in the broadly syndicated loan market. We believe that our commitment to the strong, long-term performance of OFS Credit is aligned with the interests of our investment adviser who, together with other insiders, owns approximately 7.0% of the Company’s common stock.
We look forward to continuing this dialogue with you over the coming weeks and months and appreciate your continued support.

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding our performance during the six months ended April 30, 2023. The views and opinions in this letter were current as of April 30, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including management’s beliefs regarding the attractive nature of CLO investments in a dislocated market; management’s intention to deploy capital into discounted investments that will achieve attractive risk-adjusted returns; management’s belief that because CLOs are floating rate vehicles, interest rate risk is mitigated; the expertise of the Company’s adviser; and the Company’s commitment to strong, long-term performance and the alignment of that performance to the ownership of the Company’s common stock by affiliated parties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. We undertake no duty to update any forward-looking statement made herein.
[Not Part of the Semi-Annual Report]

Important Information
This report is transmitted to the stockholders of OFS Credit Company, Inc. (“we,” “us,” “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).
An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of April 30, 2023. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About OFS Credit Company, Inc.
The Company is a non-diversified, externally managed closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment adviser is OFS Capital Management, LLC, which we refer to as “OFS Advisor” or the “Advisor.” Our primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, we will invest at least 80% of our assets, or net assets plus borrowings, in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which we invest are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. As part of the 80%, we may also invest in other securities and instruments that are related to these investments or that OFS Advisor believes are consistent with our investment objectives, including senior debt tranches of CLOs and Loan Accumulation Facilities. “Loan Accumulation Facilities” are short-to-medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Investments in Loan Accumulation Facilities have risks similar to those applicable to investments in CLOs. The CLO securities in which we primarily invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and subordinated debt securities in which we will invest are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.

Forward-Looking Statements
This report contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•our future operating results;
•the impact of interest and inflation rates on our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•our operating policy, investment strategy and their impact on the CLO vehicles in which we invest;
•the dependence of our future success on financial institutions and the general economy and their impact on the industries in which we invest;
•the expertise of our Advisor;
•the ability of a CLO vehicle’s portfolio companies to achieve their objectives;

•our expected financings and investments;
•the impact of current political, economic and industry conditions, including changes in the interest rate environment, inflation, significant market volatility, instability in the U.S. and international banking systems, ongoing supply chain and labor market disruptions, resource shortages, the risk of recession and of a failure to increase the U.S. debt ceiling and other conditions affecting the financial and capital markets on our business, financial condition, results of operations and the fair value of our portfolio investments;
•the impact of the ongoing war between Russia and Ukraine and general uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China;
•the belief that the Company’s cash balances are not exposed to any significant credit risk because the Company makes cash deposits only with high credit quality institutions;
•the ultimate realization of estimated effective yield and investment cost;
•the redemption of the outstanding shares of 6.60% Series B Term Preferred Stock, 6.125% Series C Term Preferred Stock, 6.00% Series D Term Preferred Stock or 5.25% Series E Term Preferred Stock or the repurchase by the Company of any shares of its Series C Term Preferred Stock or Series E Preferred Stock under its repurchase program;
•the potential significant difference in fair value of the investments from the values that would have been used had a ready market or observable inputs existed for such investments, or from the values that may ultimately be received or settled;
•the expectation that interest income on investments in CLO debt and Loan Accumulation Facilities will be collected in cash;
•the realization of significantly less than the value at which a portfolio investment had previously been recorded if the Company were required to liquidate such investment in a forced or liquidation sale;
•the belief that the carrying amounts of our financial instruments, such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk;
•the belief that certain rating agencies provide broader rating coverage across underlying loan portfolios;
•the success of our current or future borrowings, or equity offerings to fund the growth of our investment portfolio;
•interest rate volatility, including the transition from LIBOR to SOFR and/or other alternative reference rate(s);
•the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;
•the effect of new or modified laws or regulations governing our operations; and
•the timing of cash flows, if any, from our investments.
Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to make new investments, certain margins and levels of profitability and the availability of additional capital on favorable terms. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Summary Risk Factors” in this report. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including Annual and Semi-Annual Reports on Form N-CSR and monthly portfolio investments reports filed on Form N-PORT for the third month of each of our fiscal quarters.

Summary of Certain Portfolio Characteristics (unaudited)
As of April 30, 2023

The information below is presented on a look–through basis to the portfolios of the CLO investments held by the Company as of April 30, 2023, and reflects the aggregate underlying principal exposure of the combined portfolio of those investments. The data is estimated and unaudited and is derived from third party sources based on reported information available as of April 30, 2023.

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2023, are provided below:			The top ten underlying obligors on a look-through basis to the Company’s CLO investments reported as of April 30, 2023, are provided below:

	Top 10 Industries of Underlying Obligors			Top 10 Underlying Obligors
Industry Name (as classified by Moody’s)		% of Total	Obligor		% of Total
1.	High Tech Industries	10.5%	1.	Asurion	0.73%
2.	Healthcare & Pharmaceuticals	10.1%	2.	Centurylink	0.54%
3.	Services: Business	9.1%	3.	Cablevision Systems	0.51%
4.	Banking, Finance, Insurance & Real Estate	8.7%	4.	Altice France	0.47%
5.	Media: Broadcasting & Subscription	5.1%	5.	Peraton	0.46%
6.	Chemicals, Plastics & Rubber	5.0%	6.	Athenahealth	0.45%
7.	Hotel, Gaming & Leisure	4.8%	7.	Univision Communications	0.44%
8.	Construction & Building	4.6%	8.	Transdigm	0.44%
9.	Telecommunications	4.2%	9.	Global Medical Response	0.43%
10.	Services: Consumer	3.9%	10.	Mozart Debt Merger Sub	0.42%
	Total	66.0%		Total	4.89%

Summary of Certain Portfolio Characteristics (unaudited)
As of April 30, 2023

The credit ratings distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2023 is provided below:
(1) CLO indentures commonly require rating of the underlying collateral by nationally recognized rating agencies. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group (“S&P”), for comparison and informational purposes. This data represents underlying portfolio characteristics of the Company’s CLO equity portfolio. We have presented the S&P ratings of the underlying collateral of the CLO vehicles in which we are invested at April 30, 2023, because we believe S&P generally provides broader rating coverage across the underlying loan portfolios. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com), which is not part of, or incorporated by reference in, this Semi-Annual Report.
(2) Underlying obligors with S&P ratings of BBB through AAA comprise less than 1.0% of all obligors and are excluded from the chart.

The maturity distribution of the underlying obligors on a look-through basis to the portfolios of the Company’s CLO investments and other unrated investments reported as of April 30, 2023 is provided below:

OFS Credit Company, Inc.
Statement of Assets and Liabilities

As of April 30, 2023
(unaudited)
Assets:
Investments, at fair value (amortized cost of $187,809,208)	$142,583,099
Cash	16,668,884
Interest receivable	608,344
Other assets	170,062
Total assets	160,030,389

Liabilities:
Preferred stock (net of deferred issuance costs of $1,463,537)	62,536,463
Payable to adviser and affiliates	2,326,371
Payable for investment purchased	2,958,647
Accrued professional fees	328,500
Other liabilities	104,783
Total liabilities	68,254,764

Commitments and contingencies (Note 5)

Net assets	$91,775,625

Net assets consist of:
Common stock, par value of $0.001 per share; 90,000,000 shares authorized and 10,816,509 shares issued and outstanding	$10,817
Paid-in capital in excess of par	122,307,427
Total accumulated losses	(30,542,619)
Total net assets	$91,775,625

Net asset value per share	$8.48

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of Operations

Six Months Ended
April 30, 2023
(unaudited)
Investment income:
Interest income	$14,388,105

Operating expenses:
Interest expense	2,042,482
Management fees	1,419,181
Incentive fees	1,863,890
Administration fees	569,247
Professional fees	392,581
Excise tax	300,000
Other expenses	345,163
Total operating expenses	6,932,544

Net investment income	7,455,561

Net realized and unrealized loss:
Net change in unrealized depreciation on investments	(11,867,718)
Net realized and unrealized loss	(11,867,718)

Net decrease in net assets resulting from operations	$(4,412,157)

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statements of Changes in Net Assets

	Six Months Ended April 30, 2023 (unaudited)	Year Ended October 31, 2022
Changes in net assets resulting from operations:
Net investment income	$7,455,561	$13,048,493
Loss on redemption of preferred stock	—	(384,729)
Net change in unrealized depreciation on investments	(11,867,718)	(26,249,879)
Net decrease in net assets resulting from operations	(4,412,157)	(13,586,115)

Distributions paid to common stockholders:
Common stock distributions from earnings (Note 2)	(10,793,453)	(18,142,164)
Distributions paid to common stockholders	(10,793,453)	(18,142,164)

Capital share transactions:
Proceeds from sale of common stock, net of offering costs	4,136,498	3,323,631
Common stock distributions	8,634,736	14,513,654
Net increase in net assets resulting from capital transactions	12,771,234	17,837,285

Net decrease in net assets	(2,434,376)	(13,890,994)

Net assets at the beginning of the period	94,210,001	108,100,995
Net assets at the end of the period	$91,775,625	$94,210,001

Capital share transactions:
Common stock shares outstanding at the beginning of the period	9,442,550	7,719,307
Sale of common stock shares	436,781	306,560
Common stock distributions	937,178	1,416,683
Common stock shares outstanding at the end of the period	10,816,509	9,442,550

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Statement of Cash Flows

Six Months Ended
April 30, 2023
(unaudited)
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(4,412,157)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation on investments	11,867,718
Amortization of preferred stock issuance costs	230,358
Amortization of original issuance discount on investments	(36,757)
Accretion of interest income on investments	(13,512,363)
Purchase of portfolio investments	(15,460,101)
Distributions from portfolio investments	15,729,478
Proceeds from the repayment of portfolio investments	4,596,804
Changes in operating assets and liabilities:
Interest receivable	(1,051)
Other assets	(20,160)
Payable to adviser and affiliates	726
Accrued professional fees	198,500
Payable for investment purchased	2,958,647
Other liabilities	45,452
Net cash provided by operating activities	2,185,094

Cash flows from financing activities:
Proceeds from issuance of common stock, net of commissions and fees	4,101,598
Distributions paid to common stockholders	(2,158,717)
Net cash provided by financing activities	1,942,881

Net increase in cash	4,127,975
Cash at the beginning of the period	12,540,909
Cash at the end of the period	$16,668,884

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest on preferred stock	$1,812,124
Cash paid for excise taxes	300,000
Supplemental Disclosure of Non-Cash Activities:
Common stock issued from reinvestment of stockholder distributions	$8,634,736

See Notes to Financial Statements (Unaudited).

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
CLO Debt Securities

Atlas Senior Loan Fund XX, Ltd.
Mezzanine Debt - Class E	14.46%	(SOFR + 9.43%)	10/13/2022	10/19/2035	$2,000,000	$1,854,565	$1,848,486	2.0%

Birch Grove CLO 5, Ltd.
Mezzanine Debt - Class E	13.50%	(SOFR + 8.65%)	4/28/2023	4/20/2035	3,000,000	2,911,500	2,911,561	3.2%

Carlyle US CLO 2022-6, Ltd.
Mezzanine Debt - Class E	13.10%	(SOFR + 8.63%)	12/9/2022	10/25/2034	1,000,000	954,015	954,015	1.0%

LCM 31 CLO
Mezzanine Debt - Class E	12.33%	(L + 7.08%)	12/18/2020	1/20/2032	250,000	248,525	232,813	0.3%

PPM CLO 6 Ltd.
Mezzanine Debt - Class E	12.72%	(SOFR + 8.21%)	12/20/2022	1/20/2031	1,000,000	920,541	920,541	1.0%

Sycamore Tree CLO 2023-2
Mezzanine Debt - Class E	13.75%	(SOFR +8.94%)	2/22/2023	4/20/2035	4,000,000	3,826,497	3,826,497	4.2%

Sycamore Tree CLO 2023-3
Mezzanine Debt - Class E	13.65%	(SOFR + 8.66%)	4/14/2023	4/20/2035	3,000,000	2,866,252	2,866,252	3.1%

VCP CLO II
Mezzanine Debt - Class E	13.66%	(L + 8.40%)	2/19/2021	4/15/2031	500,000	489,548	473,948	0.5%

Total CLO Debt Securities					$14,750,000	$14,071,443	$14,034,113	15.3%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
CLO Equity Securities(6)

Allegro CLO VII, Ltd.
Subordinated Notes	3.37%		2/14/2019	6/13/2031	$3,100,000	$1,735,610	$946,313	1.1%

Allegro CLO 2021-2, Ltd.
Subordinated Notes	17.40%		8/23/2021	10/15/2034	5,000,000	4,009,649	3,554,267	4.0%

Allegro CLO XV, LTD.
Subordinated Notes	20.89%		6/10/2022	7/20/2035	4,640,000	3,429,847	3,583,796	3.9%

Anchorage Capital CLO 1-R Ltd.
Subordinated Notes	9.71%		10/5/2018	4/13/2031	2,100,000	1,304,581	985,277	1.1%

Apex Credit CLO 2020 Ltd.
Subordinated Notes	21.16%		11/16/2020	10/20/2031	6,170,000	5,454,816	3,902,714	4.3%

Apex Credit CLO 2021 Ltd.
Subordinated Notes	18.71%		5/28/2021	7/18/2034	7,140,000	5,746,878	4,671,334	5.1%

Apex Credit CLO 2022-1A
Subordinated Notes	17.27%		4/28/2022	4/22/2033	8,833,176	7,039,263	5,916,822	6.4%

Atlas Senior Loan Fund IX Ltd.
Subordinated Notes(7)(8)	0.00%		10/5/2018	4/20/2028	1,200,000	442,070	122,433	0.1%

Atlas Senior Loan Fund X Ltd.
Subordinated Notes(7)(8)	0.00%		10/5/2018	1/15/2031	5,000,000	2,033,362	803,861	0.9%

Atlas Senior Loan Fund XVII, Ltd.
Subordinated Notes	21.70%		9/20/2021	10/20/2034	6,000,000	4,692,347	4,080,524	4.4%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets

Battalion CLO IX Ltd.
Subordinated Notes - Income	13.32%		10/10/2018	7/15/2031	$1,079,022	$649,603	$363,869	0.4%
Subordinated Notes	13.32%		10/10/2018	7/15/2031	1,770,978	1,066,134	597,210	0.7%
					2,850,000	1,715,737	961,079	1.1%
Battalion CLO XI Ltd.
Subordinated Notes	17.14%		3/20/2019	10/24/2029	5,000,000	3,986,460	3,220,289	3.5%

Battalion CLO XIX Ltd.
Subordinated Notes	22.55%		3/16/2021	4/15/2034	5,000,000	2,982,965	2,871,071	3.1%

BlueMountain Fuji U.S. CLO III, Ltd.
Subordinated Notes	9.88%		9/18/2019	1/15/2030	3,701,700	2,320,295	1,339,084	1.5%

Bridge Street CLO III Ltd.
Subordinated Notes	16.83%		12/28/2022	10/20/2034	6,900,000	3,792,359	3,792,360	4.1%

Crown Point CLO 4 Ltd.
Subordinated Notes	8.42%		3/22/2019	4/20/2031	5,000,000	3,118,145	1,599,172	1.7%

Dryden 30 Senior Loan Fund
Subordinated Notes	9.73%		10/5/2018	11/15/2028	1,000,000	347,427	162,301	0.2%

Dryden 38 Senior Loan Fund
Subordinated Notes	13.37%		10/5/2018	7/15/2030	2,600,000	1,402,136	870,991	0.9%

Dryden 41 Senior Loan Fund
Subordinated Notes	11.45%		10/5/2018	4/15/2031	2,600,000	1,052,497	613,827	0.7%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Dryden 53 CLO, Ltd.
Subordinated Notes - Income	14.74%		10/5/2018	1/15/2031	$3,200,000	$1,789,426	$951,670	1.0%
Subordinated Notes	17.39%		10/1/2019	1/15/2031	500,000	269,258	148,698	0.2%
					3,700,000	2,058,684	1,100,368	1.2%
Dryden 60 CLO, Ltd.
Subordinated Notes	16.60%		4/23/2021	7/15/2031	5,950,000	4,543,102	3,288,028	3.6%

Dryden 76 CLO, Ltd.
Subordinated Notes	18.54%		9/27/2019	10/20/2032	2,250,000	1,857,368	1,578,216	1.7%

Dryden 87 CLO, Ltd.
Subordinated Notes	17.71%		6/2/2021	5/20/2034	5,000,000	4,373,997	3,872,678	4.2%

Dryden 95 CLO, Ltd.
Subordinated Notes	17.61%		7/29/2021	8/20/2034	6,000,000	4,932,818	4,439,884	4.8%

Dryden 98 CLO, Ltd.
Subordinated Notes	19.74%		3/17/2022	4/20/2035	5,500,000	4,433,368	4,341,280	4.7%

Elevation CLO 2017-7, Ltd.
Subordinated Notes(7)(8)(11)	0.00%		10/5/2018	7/15/2030	2,605,080	686,498	46,078	0.1%

Elevation CLO 2017-8, Ltd.
Subordinated Notes(7)(8)	0.00%		10/5/2018	10/25/2030	2,000,000	905,157	409,865	0.4%

Elevation CLO 2021-12, Ltd.
Subordinated Notes	18.53%		5/26/2021	4/20/2032	3,500,000	2,531,899	1,715,958	1.9%

Elevation CLO 2021-13, Ltd.
Subordinated Notes	17.09%		6/9/2021	7/15/2034	6,026,765	4,589,876	3,665,319	4.0%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Elevation CLO 2021-14, Ltd.
Subordinated Notes	15.70%		10/29/2021	10/20/2034	$7,237,500	$5,793,728	$4,538,147	4.9%

Elevation CLO 2021-15, Ltd.
Subordinated Notes	16.51%		12/23/2021	1/5/2035	9,000,000	6,424,473	4,837,211	5.3%

Flatiron CLO 2017-1, Ltd.
Subordinated Notes	19.85%		3/22/2019	5/15/2030	3,000,000	1,921,872	1,443,596	1.6%

Flatiron CLO 18 Ltd.
Subordinated Notes	12.33%		10/5/2018	4/17/2031	4,500,000	3,241,132	2,412,915	2.6%

Greenwood Park CLO, Ltd.
Subordinated Notes	5.37%		10/5/2018	4/15/2031	4,000,000	2,501,315	1,443,870	1.6%

Halcyon Loan Advisors Funding 2018-1 Ltd.
Subordinated Notes	16.59%		3/20/2019	7/20/2031	3,000,000	1,909,622	1,018,597	1.1%

HarbourView CLO VII-R, Ltd.
Subordinated Notes(7)(8)	0.00%		10/5/2018	11/18/2026	3,100,000	1,886,533	145,665	0.2%

Jamestown CLO XVI, Ltd.
Subordinated Notes	20.06%		7/29/2021	7/25/2034	3,500,000	2,556,195	2,336,499	2.5%

LCM 31 CLO
Subordinated Notes	24.55%		12/18/2020	1/20/2032	1,350,000	1,003,430	781,989	0.9%

Madison Park Funding XXIII, Ltd.
Subordinated Notes	18.74%		10/5/2018	7/27/2047	4,000,000	2,465,375	2,023,912	2.2%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Madison Park Funding XXIX, Ltd.
Subordinated Notes	21.13%		12/22/2020	10/18/2047	$1,000,000	$645,162	$588,037	0.6%

Marble Point CLO X Ltd.
Subordinated Notes	1.85%		10/5/2018	10/15/2030	7,000,000	3,369,275	1,567,546	1.7%

Marble Point CLO XI Ltd.
Subordinated Notes - Income	2.65%		10/5/2018	12/18/2047	1,500,000	730,914	269,077	0.3%

Marble Point CLO XX, Ltd.
Subordinated Notes	16.05%		4/9/2021	4/23/2051	5,125,000	3,990,643	3,122,560	3.4%

Marble Point CLO XXI, Ltd.
Subordinated Notes	16.48%		8/24/2021	10/17/2051	5,250,000	4,149,527	3,166,858	3.5%

Marble Point CLO XXIII Ltd.
Subordinated Notes	15.57%		12/3/2021	1/22/2052	1,750,000	1,449,180	1,124,331	1.2%

MidOcean Credit CLO VII Ltd.
Subordinated Notes - Income(7)(8)	0.00%		3/20/2019	7/15/2029	3,275,000	1,047,083	139,543	0.2%

MidOcean Credit CLO VIII Ltd.
Subordinated Notes - Income	19.66%		1/14/2019	2/20/2031	3,225,000	2,053,792	1,208,070	1.3%

MidOcean Credit CLO IX Ltd.
Subordinated Notes - Income	13.65%		11/21/2018	7/20/2031	3,000,000	1,806,567	1,109,493	1.2%

Niagara Park CLO, Ltd.
Subordinated Notes	17.41%		11/8/2019	7/17/2032	4,500,000	3,569,177	2,754,306	3.0%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Octagon Investment Partners 39, Ltd.
Subordinated Notes	13.33%		2/27/2020	10/20/2030	$3,600,000	$2,147,576	$1,444,081	1.6%

Sound Point CLO IV-R, Ltd.
Subordinated Notes(7)(8)	0.00%		11/2/2018	4/18/2031	4,000,000	819,555	301,517	0.3%

Steele Creek CLO 2022-1, Ltd.
Subordinated Notes	20.80%		3/28/2022	4/15/2035	5,000,000	3,673,782	3,385,040	3.7%

THL Credit Wind River 2014-3 CLO Ltd.
Subordinated Notes	6.93%		10/10/2018	10/22/2031	2,778,000	1,397,067	739,236	0.8%

Trinitas CLO VIII
Subordinated Notes	18.74%		4/28/2021	7/20/2117	2,800,000	1,597,746	1,040,235	1.1%

Venture 33 CLO Limited
Subordinated Notes	26.54%		3/21/2019	7/15/2031	3,150,000	1,823,875	803,839	0.9%

Vibrant CLO X Ltd.
Subordinated Notes	10.60%		5/23/2019	10/20/2031	8,000,000	4,388,962	2,155,469	2.3%

Vibrant CLO XIII, Ltd.
Subordinated Notes	15.02%		6/3/2021	7/15/2034	5,000,000	4,093,051	3,176,581	3.5%

Voya CLO 2017-4, Ltd.
Subordinated Notes	11.25%		10/5/2018	10/15/2030	1,000,000	609,443	303,184	0.3%

Wind River 2015-1 CLO
Subordinated Notes	19.72%		4/28/2021	10/20/2030	2,600,000	1,260,572	864,921	0.9%

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Company and Investment(1)(2)	Interest Rate /Effective Yield(3)	Spread Above Index(4)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value(5)	Percent of Net Assets
Webster Park CLO
Subordinated Notes	9.44%		4/23/2021	1/20/2027	$3,363,000	$2,072,779	$1,099,560	1.2%

Zais CLO 3, Limited
Subordinated Notes - Income	1.77%		10/10/2018	7/15/2031	1,038,255	545,895	166,611	0.2%
Subordinated Notes	1.77%		10/10/2018	7/15/2031	1,761,745	918,929	282,711	0.3%
					2,800,000	1,464,824	449,322	0.5%

Total CLO Equity Securities					$248,770,221	$165,383,438	$120,250,396	131.1%

Loan Accumulation Facilities(9)

Brightwood Capital MM CLO 2022-1, Ltd.
Loan Accumulation Facility(8)	0.00%		1/5/2022	12/31/2032	$7,500,000	$7,500,000	$7,363,500	8.0%

Total Loan Accumulation Facilities					$7,500,000	$7,500,000	$7,363,500	8.0%

Other CLO equity-related investments
CLO other(10)	17.41%					$854,327	$935,090	1.0%

Total Investments					$271,020,221	$187,809,208	$142,583,099	155.4%
(1)    These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended.
(2)    We do not “control” and are not an “affiliate” of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio investment if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio investment if we owned 5% or more of its voting securities.
(3)    The rate disclosed on CLO equity securities is the estimated effective yield, generally established at purchase, and reevaluated upon the receipt of the initial distribution and each subsequent quarter thereafter. The estimated effective yield is based upon projected amounts and timing of future distributions and the projected amounts and timing of terminal principal payments at the time of estimation. The estimated effective yield and investment cost may ultimately not be realized. Projected cash flows, including the amounts and timing of terminal principal payments, which generally are projected to occur prior to the contractual maturity date, were utilized in deriving the effective yield of the investments. The rates disclosed on CLO debt securities reflects the contractual interest rate. The rate disclosed on

OFS Credit Company, Inc.
Schedule of Investments
As of April 30, 2023
(unaudited)

Loan Accumulation Facilities represents the estimated yield to be earned on the investment through redemption. As of April 30, 2023, the Company’s weighted-average effective yield on its total investments, based on current amortized cost, was 14.58%.
(4)    CLO debt securities bear interest at a rate determined by reference to three-month LIBOR (L) or SOFR which reset quarterly. The rate provided for each CLO debt security is as of April 30, 2023.
(5)    The fair value of all investments was determined in good faith by OFS Advisor using significant, unobservable inputs.
(6)    Subordinated notes and income notes are considered CLO equity securities. CLO equity securities are entitled to recurring distributions, which are generally equal to the residual cash flow payments made by underlying securities less contractual payments to debt holders and fund expenses.
(7)    As of April 30, 2023, the effective accretable yield has been estimated to be 0%, as the aggregate amount of projected distributions, including projected distributions related to liquidation of the underlying portfolio upon the security’s anticipated redemption, is equal to or less than current amortized cost. Projected distributions are monitored and re-evaluated quarterly. All actual distributions received will be recognized as reductions to amortized cost until such time, if and when occurring, a future aggregate amount of then-projected distributions exceeds the security’s then-current amortized cost.
(8)    Non-income producing.
(9)    Loan Accumulation Facilities are financing structures intended to aggregate loans that are expected to form part of the portfolio of a future CLO. Investments in Loan Accumulation Facilities generally earn returns equal to the actual income earned on facility assets less costs and fees incurred on senior financing and manager costs. Income and return of capital distributions from investments in Loan Accumulation Facilities are generally received upon the earlier of the closing of the CLO securitization or liquidation of the underlying portfolio.
(10)    Fair value represents discounted cash flows associated with fees earned from CLO equity-related investments.
(11)    As of April 30, 2023, the investment has been optionally redeemed and is in the process of liquidating. Remaining residual distributions are anticipated to be recognized as return of capital.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

Note 1. Organization
OFS Credit Company, Inc., (the “Company”) is a Delaware corporation formed on September 1, 2017, that commenced operations on October 10, 2018. The Company is a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment adviser is OFS Capital Management, LLC (“OFS Advisor”), a wholly owned subsidiary of Orchard First Source Asset Management, LLC (“OFSAM”).
The Company’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. Under normal market conditions, the Company invests at least 80% of its assets in floating rate credit instruments and other structured credit investments, including: (i) collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments. The CLOs in which the Company invests are collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction (each, a “Loan Accumulation Facility”).
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including the provision Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies, and the reporting requirements of the 1940 Act and Article 6 of Regulation S-X. In the opinion of management, the financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accounting estimates significant to the financial statements include the recurring fair value and accretable yield estimates. Actual results could differ significantly from those estimates.
Cash: The Company’s cash is maintained with a member bank of the Federal Deposit Insurance Corporation (“FDIC”) and, at times, such balances exceed the FDIC insurance limit. The Company does not believe its cash balances are exposed to any significant credit risk. As of April 30, 2023, all of the Company’s cash was held at U.S. Bank N.A.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to fair value estimates based on unobservable inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by OFS Advisor in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.
In addition, OFS Advisor regularly assesses whether arm’s-length transactions have occurred in portfolio securities, including the Company’s own transactions in such securities, the executed trade prices (“Transaction Prices”), of which may—depending on the size of the transactions, identifiable market participants, and other factors—be considered reasonable indications of fair value for up to six months after the transaction date.
Changes to OFS Advisor’s valuation policy are reviewed and approved by management and the Company’s board of directors (the “Board”). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, OFS Advisor, as the valuation designee, will continue to refine its valuation methodologies.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

The Company primarily invests in equity and junior debt tranches of CLO investment vehicles, Loan Accumulation Facilities and other credit-related investments. The Company considers underlying investment portfolio performance metrics, including prepayment rates, default rates, loss-on-default and recovery rates, and estimated market yields as a primary source for discounted cash flow fair value estimates, supplemented by actual trades executed in the market at or around period-end, as well as indicative prices provided by broker-dealers in its estimate of the fair value of such investments. The Company also considers operating metrics, typically included in the governing documents of CLO vehicles, including collateralization tests, concentration limits, defaults, restructuring activity and prepayment rates on the underlying loans, if applicable. The Company engages a third-party valuation firm to provide assistance to OFS Advisor in determining the fair value of its investments.
See Note 4 for additional disclosures of the Company’s fair value measurements of its financial instruments.
Investment Income
Interest income: Interest income from investments in CLO equity securities is recognized on the basis of the estimated effective yield to expected redemption utilizing assumed cash flows in accordance with ASC Subtopic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its CLO equity investments, and the accretable yields are determined and updated periodically. Expected cash flows inherent in the Company’s estimates of accretable yields are based on expectations of defaults and loss-on-default severity, as well as other loan-performance assumptions, impacting the loans in the underlying CLO portfolios. These estimated cash flows are subject to a reasonable possibility of near-term change due to economic and credit market conditions, and the effect of these changes could be material.
Further, the Company may receive other CLO equity-related securities in connection with the Company’s acquisition of, subsequent amendment to, or restructuring of, CLO equity investments. The Company determines the cost basis of the security based on its estimated fair value relative to the fair value of the CLO equity investment and other securities or consideration received.
Interest income from investments in Loan Accumulation Facilities is recognized on an accrual basis based on an estimated yield. Income notes associated with Loan Accumulation Facilities generally pay returns equal to the actual income earned on facility assets less costs of senior financing and manager costs. Interest income is generally received upon the earlier of the closing of the CLO securitization or liquidation of the underlying portfolio. The Company periodically evaluates the realizability of such amounts and, if necessary, subsequently adjusts the estimated yield.
Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premiums or accretion of discounts on CLO debt investments are recognized over the expected life. Management reviews, for placement on non-accrual status, all CLO debt positions that become past due with respect to interest, and/or when there is reasonable doubt that principal or cash interest will be collected. When a CLO debt position is placed on non-accrual status, accrued and unpaid interest is reversed. Additionally, discounts are no longer accreted to interest income as of the date the position is placed on non-accrual status. Interest payments subsequently received on non-accrual investments may be recognized as income or applied to cost depending upon management’s judgment. Interest accruals and discount accretion is resumed on non-accrual investments only when they are brought current with respect to interest payments and, in the judgment of management, the investments are estimated to be fully collectible as to all principal and interest. As of April 30, 2023, the Company had no CLO debt investments on non-accrual status.
Net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are reported as payable for investments purchased or receivable for investments sold. Primary market trades are recorded on the closing and issuance of the security. Realized gains and losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment on a specific-identification basis. An optional redemption feature of a CLO allows a majority of the holders of the CLO equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the CLO equity securities issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the CLO equity securities issued by the CLO prior to the stated maturity of such debt securities. Effective as of the call date, the Company ceases accruing income on the CLO equity securities that will be redeemed. Distributions received on CLO equity securities where the optional redemption feature has been exercised are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.
Investments are reported at fair value as determined in good faith by OFS Advisor, under the active supervision of the Board. See Note 4 for additional information. The Company reports changes in the fair value of investments as change in net unrealized appreciation (depreciation) on investments in the statement of operations.
Deferred issuance costs: Deferred issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s mandatorily redeemable preferred stock. Deferred issuance costs are presented as a direct reduction of the

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

related liability on the statement of assets and liabilities. Deferred issuance costs are amortized to interest expense over the term of the related mandatorily redeemable preferred stock.
Deferred offering costs:  Offering costs include legal, accounting and other expenses pertaining to registration of securities. Offering costs are deferred and, as the registration statement is utilized and securities sold, a portion of the costs are charged as a reduction to capital when a common stock offering occurs or as common stock is issued under an equity distribution agreement, or allocated to deferred issuance costs when a preferred stock or debt offering occurs. Deferred costs are periodically reviewed and charged to expenses if the related registration statement is withdrawn or if an offering is unsuccessful.
Interest expense: Due to its mandatory redemption requirements, the Company accounts for its preferred stock as liabilities under ASC Topic 480, Distinguishing Liabilities from Equity. Dividends on mandatorily redeemable preferred stock are recorded as interest expense on the statement of operations. Interest expense is recognized on an accrual basis as incurred.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for tax treatment as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its annual investment company taxable income (“ICTI”), to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
The Company may be liable for 4% excise tax on a portion of income unless it timely distributes at least 98% of its ICTI, or 98.2% of net capital gains, to its stockholders. However, the Company may choose to retain a portion of ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code. Excise taxes are recognized when the Company determines it is probable distributions of estimated taxable income will not meet the distribution thresholds for avoidance of such tax. See Note 7 for additional details.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at April 30, 2023.
Distributions: Distributions to stockholders are recorded on the applicable record date. The amount, timing and form of distributions is determined by the Board each quarter. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of ICTI and net realized gains are generally considered returns of capital to stockholders.
Net investment income determined in accordance with tax regulations may differ from net investment income for financial reporting purposes. Differences may be permanent or temporary. Permanent differences result in a reclassification between capital accounts. Additionally, certain short-term capital gains may be reported as ordinary income for tax purposes. Distributions paid by the Company in accordance with RIC requirements are subject to re-characterization for tax purposes.
The tax character of distributions paid to stockholders, as set forth in the statements of changes in net assets and in the financial highlights, reflect estimates made by the Company, as our fiscal year end differs from the calendar year period on which the character of distributions is determined for 1099-DIV reporting purposes. Actual results may vary as the tax character of distributions is unknown until it is determined annually as of the end of each calendar year and, if required, reported to stockholders on Form 1099-DIV. Accordingly, the final tax character of distributions may differ materially from the estimates presented herein.
Concentration of credit risk: Aside from the Company’s investments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company’s cash deposits exceed the FDIC insured limit. The Company places cash deposits only with high credit quality institutions, which OFS Advisor believes will mitigate the risk of loss due to credit risk. Management believes the risk of loss related to the Company’s cash deposits is minimal. The amount of loss due to credit risk from the Company’s investments, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company’s recorded investment and the unfunded commitments disclosed in Note 5.
Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an investment advisory and management agreement (the “Investment Advisory Agreement”). On June 1, 2023, the Board unanimously voted to approve the continuation of the Investment Advisory

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

Agreement for one year. Under the terms of the Investment Advisory Agreement, OFS Advisor is responsible for: (i) determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes; (ii) identifying, evaluating and negotiating the structure of the investments made (including performing due diligence on prospective investments); (iii) closing and monitoring the investments made; and (iv) providing other investment advisory, research and related services as required. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). OFS Advisor’s services under the Investment Advisory Agreement are not exclusive, and it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser to other funds, separately-managed accounts and other assets, including OFS Capital Corporation and Hancock Park Corporate Income, Inc. Additionally, OFS Advisor serves as a sub-advisor to investment companies managed by an affiliate.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of the Company’s “Total Equity Base”, defined as the sum of the net asset value of the Company’s common stock and the paid-in capital of the Company’s preferred stock. Base Management Fees are paid by the holders of our shares of common stock and are not paid by holders of preferred stock, or the holders of any other types of securities that the Company may issue. Base Management Fees for any partial calendar quarter are prorated based on the number of days in such quarter. The Base Management Fee does not increase when the Company borrows funds, but will increase if the Company issues preferred stock. The Base Management Fee is calculated before the determination of any Incentive Fee for the quarter, as further described below.
The Incentive Fee is calculated and payable quarterly in arrears and equals 20% of the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administrative services agreement to OFS Capital Services, LLC (“OFS Services”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses.
In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% of the Company’s NAV per quarter (8.0% annualized) (the “Hurdle Rate”). For such purposes, the Company’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported NAV as of the prior period end. The Company’s net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the Base Management Fee. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:
(A)    no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.0% of NAV;
(B)    100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.5% of NAV in any calendar quarter (10.0% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.5% of our NAV) as the “catch-up.” The “catch-up” is meant to provide OFS Advisor with 20% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.5% of NAV in any calendar quarter; and
(C)    20.0% of that portion of the Company’s pre-Incentive Fee net investment income, if any, with respect to which the rate of return exceeds 2.5% in such quarter (10.0% annualized) is payable to OFS Advisor (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is due to OFS Advisor).
There will be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent quarter is below the Hurdle Rate and no delay of payment if the rate of return in any prior quarters was below the Hurdle Rate. Incentive Fees will be adjusted for any share issuances or repurchases during the calendar quarter, and any partial quarter Incentive Fee will be prorated based on the number of days in such quarter.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

Administration Agreement: OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for the Company to operate. OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an administrative services agreement (the “Administration Agreement”). On June 1, 2023, the Board unanimously voted to approve the continuation of the Administration Agreement for one year. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the Securities and Exchange Commission or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its NAV, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services. The Administration Agreement may be renewed annually with the approval of the Board, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Equity Ownership: As of April 30, 2023, OFS Advisor and its affiliates held 756,000 shares of common stock, which is approximately 7.0% of the Company’s outstanding shares of common stock.
Expenses recognized under agreements with OFS Advisor and OFS Services and distributions paid to affiliates for the six months ended April 30, 2023 are presented below:

Management fees	$1,419,181
Incentive fees	1,863,890
Administration fees	569,247
Common stock distributions to affiliates	781,825

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

Note 4. Fair Value of Financial Instruments
The Company’s investments are carried at fair value and determined in accordance with a documented valuation policy that is applied in a consistent manner. On September 7, 2022, pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”), the Board designated OFS Advisor as the valuation designee to perform fair value determinations relating to the Company’s investments, and the Board maintains oversight of OFS Advisor in its capacity as valuation designee, as prescribed in Rule 2a-5.
As of April 30, 2023, all of the Company’s investments are classified as Level 3 under ASC Topic 820. The table below provides quantitative information on certain significant Level 3 inputs as they relate to the Company’s fair value measurements. In addition to the techniques and unobservable inputs noted in the table below and in accordance with OFS Advisor’s valuation policy, OFS Advisor, as valuation designee, may also use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investment assets. The table below is not intended to be all-inclusive.

Investment Type	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted average)(1)
CLO Equity(2)	$116,411,958	Discounted Cash Flows	Constant Default Rate	2.00% - 2.00% (2.00%)
			Constant Prepayment Rate	15.00% - 20.00%(3)
			Reinvestment Spread - SOFR	3.36% - 4.24% (3.81%)
			Reinvestment Price	97.00% - 99.50%(3)
			Reinvestment Floor	0.50% - 0.50% (0.50%)
			Recovery Rate	65.00% - 65.00% (65.00%)
			Discount Rate	14.00% - 55.00% (26.27%)
CLO Equity	3,792,360	Market Approach	Transaction Price
CLO Equity	46,078	Market Approach	NAV liquidation(4)

Loan Accumulation Facility	7,363,500	Market Approach	NAV liquidation(4)

CLO Debt	2,555,248	Discounted Cash Flows	Constant Default Rate	2.00% - 2.00% (2.00%)
			Constant Prepayment Rate	15.00% - 20.00%(3)
			Reinvestment Spread - SOFR	3.73% - 4.52% (3.89%)
			Reinvestment Price	97.00% - 99.50%(3)
			Reinvestment Floor	0.50% - 0.50% (0.50%)
			Recovery Rate	65.00% - 65.00% (65.00%)
			Discount Margin	8.80% - 11.05% (10.62%)
CLO Debt	11,478,865	Market Approach	Transaction Price

Other CLO equity-related investments(5)	561,013	Discounted Cash Flows(5)
Other CLO equity-related investments(5)	374,077	Market Approach	Transaction Price
Total	$142,583,099
(1)    Weighted average is calculated based on the fair value of investments.
(2)    The cash flows utilized in the discounted cash flow calculations assume: (i) liquidation of (a) certain distressed investments and (b) all investments currently in default held by the issuing CLO at their current market prices; and (ii) redeployment of proceeds at the issuing CLO’s assumed reinvestment rate.
(3)    A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(4)    NAV liquidation represents the fair value, or estimated expected residual value, of the investment.
(5)    Utilizes the same discounted cash flow model inputs as CLO equity investments. Differences in the weighted averages are immaterial.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, and otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded, and the Company may realize significant realized losses of invested capital. The Company’s investments are subject to market risk as a result of economic and political developments, including impacts from rising interest rates and elevated inflation rates, the ongoing war between Russia and Ukraine, instability in the U.S. and international banking systems, the risk of recession and of a failure to increase the U.S. debt ceiling and related market volatility. Market risk is directly impacted by the volatility and liquidity in the markets in which certain investments are traded and can affect the fair value of the Company’s investments.
The following table presents changes in the investment measured at fair value using Level 3 inputs for the six months ended April 30, 2023:

	CLO Equity	CLO Debt	Loan Accumulation Facilities	Other CLO Related Investments	Total
Level 3 assets, October 31, 2022	$130,771,527	$2,524,715	$11,879,750	$591,886	$145,767,878
Net unrealized appreciation (depreciation) on portfolio investments(1)	(11,914,186)	16,141	15,000	15,327	(11,867,718)
Accretion of interest income	13,446,067	—	—	66,296	13,512,363
Amortization of original issuance discount	—	36,757	—	—	36,757
Purchase of portfolio investments	3,587,255	11,456,500	62,500	353,846	15,460,101
Proceeds from the repayment of portfolio investments	(3,054)	—	(4,593,750)	—	(4,596,804)
Distributions from portfolio investments	(15,637,213)	—	—	(92,265)	(15,729,478)
Level 3 assets, April 30, 2023	$120,250,396	$14,034,113	$7,363,500	$935,090	$142,583,099
(1)    The net change in unrealized depreciation in the Company's statement of operations for the six months ended April 30, 2023 attributable to the Company’s Level 3 assets still held at the end of the period was $11,867,718.
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments and that such financial instruments are held with high credit quality institutions to mitigate the risk of loss due to credit risk.
The following table presents the carrying values and fair values of the Company’s preferred stock as of April 30, 2023:

Description	Carrying Value(1)	Fair Value
6.60% Series B Term Preferred Stock	$2,981,056	$2,913,922
6.125% Series C Term Preferred Stock	22,505,766	21,620,000
6.00% Series D Term Preferred Stock	2,948,600	2,701,673
5.25% Series E Term Preferred Stock	34,101,041	31,962,000
Total preferred stock	$62,536,463	$59,197,595
(1) Carrying value is calculated as the outstanding principal amount less unamortized deferred issuance costs. See Note 2 for details.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

The following table presents the fair value measurements of the Company’s preferred stock and indicates the fair value hierarchy of the significant inputs utilized by the Company to determine such fair values as of April 30, 2023:

Description	Level 1(1)	Level 2	Level 3(2)	Total
6.60% Series B Term Preferred Stock	$—	$—	$2,913,922	$2,913,922
6.125% Series C Term Preferred Stock	21,620,000	—	—	21,620,000
6.00% Series D Term Preferred Stock	—	—	2,701,673	2,701,673
5.25% Series E Term Preferred Stock	31,962,000	—	—	31,962,000
Total preferred stock, at fair value	$53,582,000	$—	$5,615,595	$59,197,595
(1) For Level 1 measurements, fair value is estimated by using the closing price of the security on the Nasdaq Capital Market as of the date presented.
(2) For Level 3 measurements, fair value is estimated through discounting remaining payments at current market rates for similar instruments at the measurement date through the legal maturity date.
Note 5. Commitments and Contingencies
As of April 30, 2023, the Company had no unfunded commitments to fund investments.
Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company.
Legal and regulatory proceedings: From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of April 30, 2023.
Note 6. Mandatorily Redeemable Preferred Stock
The Company has authorized 10,000,000 shares of preferred stock, at a par value of $0.001 per share, and at April 30, 2023 had 2,560,000 shares of preferred stock outstanding. During the six months ended April 30, 2023, the average dollar borrowings and average effective interest rate for the Company’s preferred stock was $64,000,000 and 6.38%, respectively. The Company may recognize a loss related to the acceleration of unamortized deferred issuance costs upon early redemption of any outstanding shares of preferred stock.
6.60% Series B Term Preferred Stock
On November 19, 2020, through a private placement, the Company issued 120,000 shares of its 6.60% Series B Term Preferred Stock due 2023 (the “Series B Term Preferred Stock”) at a price per share of $24.40625, resulting in gross proceeds of $2,928,750. The shares of Series B Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on November 19, 2023. At any time on or after March 31, 2021, the Company may, at its sole option, redeem the outstanding shares of Series B Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series B Purchase Agreement”) dated November 19, 2020 by and between the Company and the purchaser named therein (the “Series B Purchaser”). The Series B Purchase Agreement provided for the Series B Term Preferred Stock to be issued to the Series B Purchaser in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series B Purchaser. The Series B Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

During the six months ended April 30, 2023, the Company paid distributions of approximately $0.83 per share of Series B Term Preferred Stock. On June 1, 2023, the Board declared additional fiscal year 2023 monthly distributions of $0.1375 per share of Series B Term Preferred Stock for August 2023 through October 2023.
6.125% Series C Term Preferred Stock
In April 2021, the Company issued 920,000 shares of its 6.125% Series C Term Preferred Stock due 2026 (the “Series C Term Preferred Stock”). The shares of Series C Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on April 30, 2026. At any time on or after April 30, 2023, the Company may, at its sole option, redeem the outstanding shares of Series C Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2023, the Company paid distributions of approximately $0.77 per share of Series C Term Preferred Stock. On June 1, 2023, the Board declared additional monthly distributions of $0.1276042 per share of Series C Term Preferred Stock for August 2023 through January 2024 .
6.00% Series D Term Preferred Stock
On June 10, 2021, through a private placement, the Company issued 120,000 shares of its 6.00% Series D Term Preferred Stock due 2026 (the “Series D Term Preferred Stock”) at a price per share of $24.50, resulting in gross proceeds of $2,940,000. The shares of Series D Term Preferred Stock have a liquidation preference of $25 per share and are subject to mandatory redemption on June 10, 2026. At any time on or after June 30, 2022, the Company may, at its sole option, redeem the outstanding shares of Series D Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
The offering was consummated pursuant to the terms of a purchase agreement (the “Series D Purchase Agreement”) dated June 10, 2021 by and between the Company and the purchaser named therein (the “Series D Purchaser”). The Series D Purchase Agreement provided for the Series D Term Preferred Stock to be issued to the Series D Purchaser in a private placement in reliance on an exemption from registration under the Securities Act, provided by Section 4(a)(2) thereof and Regulation D thereunder. The Company relied upon this exemption from registration based in part on representations made by the Series D Purchaser. The Series D Term Preferred Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration.
During the six months ended April 30, 2023, the Company paid distributions of approximately $0.75 per share of Series D Term Preferred Stock. On June 1, 2023, the Board declared additional monthly distributions of $0.125 per share of Series D Term Preferred Stock for August 2023 through January 2024.
5.25% Series E Term Preferred Stock
In December 2021, the Company issued 1,400,000 shares of its 5.25% Series E Term Preferred Stock (the “Series E Term Preferred Stock”). The shares of Series E Term Preferred Stock have a liquidation preference of $25 per share and are mandatorily redeemable on December 31, 2026. At any time on or after December 31, 2023, the Company may, at its sole option, redeem the outstanding shares of Series E Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the liquidation preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
During the six months ended April 30, 2023. the Company paid distributions of approximately $0.66 per share of Series E Term Preferred Stock. On June 1, 2023, the Board declared additional monthly distributions of $0.109375 per share of Series E Term Preferred Stock for August 2023 through January 2024.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

For the six months ended April 30, 2023, the components of interest expense, cash paid for interest, effective interest rate and average outstanding balance for the Company’s preferred stock was as follows:

	Series B Term Preferred Stock	Series C Term Preferred Stock	Series D Term Preferred Stock	Series E Term Preferred Stock	Total
Stated interest expense	$99,000	$704,374	$90,000	$918,750	$1,812,124
Amortization of deferred issuance costs	17,158	82,405	8,262	122,532	230,358
Total interest and deferred issuance costs	$116,158	$786,780	$98,262	$1,041,282	$2,042,482
Cash paid for interest expense	$99,000	$704,374	$90,000	$918,750	$1,812,124
Effective interest rate	7.74%	6.84%	6.55%	5.95%	6.38%
Average outstanding balance	$3,000,000	$23,000,000	$3,000,000	$35,000,000	$64,000,000
Optional redemption date	March 31, 2021	April 30, 2023	June 30, 2022	December 31, 2023
Mandatory redemption date	November 19, 2023	April 30, 2026	June 10, 2026	December 31, 2026
The following table shows the scheduled maturities of the principal balances of the Company's outstanding borrowings as of April 30, 2023:

	Payments due by period
Description	Total	Less than 1 year	1 to 3 years	3 to 5 years	After 5 years
Series B Term Preferred Stock	$3,000,000	$3,000,000	$—	$—	$—
Series C Term Preferred Stock	23,000,000	—	23,000,000	—	—
Series D Term Preferred Stock	3,000,000	—	—	3,000,000	—
Series E Term Preferred Stock	35,000,000	—	—	35,000,000	—
Total	$64,000,000	$3,000,000	$23,000,000	$38,000,000	$—
Preferred Stock Repurchase Program
On December 7, 2021, the Board authorized a program under which the Company may repurchase up to $10.0 million of its outstanding shares of the Company's Series C Term Preferred Stock and Series E Term Preferred Stock. Under this program, the Company may, but is not obligated to, repurchase its outstanding Series C Term Preferred Stock and Series E Term Preferred Stock in the open market from time to time through December 7, 2023. The timing and the amount of Series C Term Preferred Stock and Series E Term Preferred Stock to be repurchased will depend on a number of factors, including then-existing market conditions, liquidity, prospects for future access to capital, contractual restrictions, alternative investment opportunities and other factors. In addition, any repurchases will also be conducted in accordance with the 1940 Act. There are no assurances that the Company will engage in any repurchases. During the six months ended April 30, 2023, no shares of preferred stock were repurchased.
Note 7. Federal Income Taxes
The Company has elected, and intends to qualify annually to be taxed as a RIC under Subchapter M of the Code. To maintain its tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of: (i) 98% of its ordinary income for such calendar year; (ii) 98.2% of its net capital gains for the period ending October 31 of that calendar year; and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements provided under the Code. The Company has met the source of income and asset diversification requirements as of April 30, 2023, and intends to continue to meet these requirements.
During the six months ended April 30, 2023, the Company paid excise taxes of $300,000 related to estimated undistributed income during calendar year 2022.
The Company’s ICTI differs from the net increase (decrease) in net assets resulting from operations primarily due to differences in income recognition for CLO equity investments, the treatment of distributions on preferred stock, the recognition of non-deductible excise tax expense and recognition of unrealized appreciation/depreciation on investments. These differences can be permanent or temporary in nature. GAAP requires recognition of an estimated constant yield for CLO equity investments. U.S. federal income tax rules, however, require recognition of income reported to the Company by the underlying CLO fund in the

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

tax period reported. Distributions on mandatorily redeemable preferred stock are reported as interest expense under GAAP but are treated as either dividends or return-of-capital distributions for federal income tax purposes.
The estimated tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments based on known and estimated GAAP-tax basis differences as of April 30, 2023, were as follows:

Tax-basis amortized cost of investments	$186,625,279
Tax-basis gross unrealized appreciation on investments	441,916
Tax-basis gross unrealized depreciation on investments	(44,484,096)
Tax-basis net unrealized depreciation on investments	(44,042,180)
Fair value of investments	$142,583,099
The Company has distributed $12,605,577 for the six months ended April 30, 2023, consisting of common stock distributions and the cash portion of mandatorily redeemable preferred stock interest, which is considered a distribution for federal income tax purposes. The final tax character of distributions will not be determined until the end of the calendar year and the tax character of all distributions will be reported to stockholders on Form 1099-DIV, if required, after the end of each calendar year. Distributions declared prior to December 31st and paid on or prior to January 31st of the following year, are generally included in such tax reporting to the recipient in the year declared.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

Note 8. Financial Highlights
The following is a schedule of financial highlights for the periods indicated:

	Six Months Ended April 30, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period from October 10 (commencement) through October 31, 2018
(per share data)
Net asset value per share at beginning of period	$9.98	$14.00	$11.58	$14.98	$20.11	$20.00
Income (loss) from investment operations:
Net investment income(1)	0.76	1.58	1.22	1.58	1.66	0.08
Loss on redemption of preferred stock(1)	—	(0.05)	—	—	—	—
Net realized and unrealized gains (losses) on investments(1)	(1.21)	(3.18)	2.59	(2.71)	(4.69)	0.03
Total income (loss) from investment operations	(0.45)	(1.65)	3.81	(1.13)	(3.03)	0.11
Distributions:
Common stock distributions from net investment income(2)	(1.10)	(2.20)	(0.16)	(1.19)	—	—
Common stock distributions from tax return of capital(2)	—	—	(1.98)	(0.88)	(2.12)	—
Total distributions	(1.10)	(2.20)	(2.14)	(2.07)	(2.12)	—
Issuance of common stock(3)	0.05	(0.17)	0.75	(0.20)	0.02	—
Net asset value per share at end of period	$8.48	$9.98	$14.00	$11.58	$14.98	$20.11
Per share market value, end of period	$8.89	$9.55	$13.60	$9.83	$16.91	$18.78
Total return based on market value(4)	4.53%	(13.64)%	60.70%	(29.07)%	1.84%	(6.10)%
Total return based on net asset value(5)	(4.58)%	(12.33)%	40.43%	(5.68)%	(15.75)%	0.55%
Shares outstanding at end of period	10,816,509	9,442,550	7,719,307	3,580,663	3,061,858	2,505,000
Weighted average shares outstanding	9,809,816	8,238,545	5,329,914	3,237,905	2,601,037	2,505,000
Ratio/Supplemental Data
Average net asset value	$92,992,813	$101,155,498	$74,788,302	$43,665,458	$48,120,908	$50,243,254
Net asset value at end of period	$91,775,625	$94,210,001	$108,100,995	$41,475,608	$45,855,308	$50,386,507
Ratio of total operating expenses to average net assets(6)(7)(8)	14.91%	13.02%	12.10%	13.65%	9.41%	4.42%
Ratio of net investment income to average net assets(9)(7)(10)	16.03%	12.90%	8.70%	11.70%	9.00%	7.17%
Portfolio turnover rate(11)	10.70%	33.80%	51.00%	8.60%	28.80%	5.10%
Asset coverage of preferred stock(12)	243.40%	247.20%	314.84%	294.57%	315.12%	—%
(1)Calculated on the average share method.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

(2)The final tax character of the Company’s earnings cannot be determined until the end of the calendar year and may vary from the estimates as set forth in the statements of changes in net assets and disclosed above and in Note 9. Each common stockholder, if required, will receive a Form 1099-DIV following the end of each calendar year, which will reflect the actual amounts of taxable ordinary income, capital gain and return of capital paid by the Company. The figures above have not been adjusted to reflect the final tax character of any particular period, as applicable.
(3)The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the issuance of shares of common stock under the Equity Distribution Agreement (as defined below), the issuance of shares of common stock in the Company’s August 2019 rights offering, the issuance of shares of common stock in the Company’s March 2021 public offering, the issuance of shares of common stock as common stock distributions, and the anti-dilutive (dilutive) impact from changes in weighted-average shares outstanding during the period.
(4)Total return based on market value is calculated assuming shares of common stock were purchased at the market price at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the closing market price on the last day of the period. Total return is not annualized for a period of less than one year.
(5)Total return based on net asset value is calculated assuming shares of common stock were purchased at the net asset value at the beginning of the period, distributions were reinvested at a price obtained in the Company’s dividend reinvestment plan, and shares were sold at the ending net asset value on the last day of the period. Total return is not annualized for a period of less than one year.
(6)Ratio of total expenses before management fee waiver to average net assets was 9.87% and 6.17% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(7)Annualized for periods less than one year.
(8)Ratio of total expenses (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 12.83% and 12.36% for the year ended October 31, 2022 and 2021, respectively.
(9)Ratio of net investment income before management fee waiver to average net assets was 8.54% and 5.42% for the year ended October 31, 2019 and period ended October 31, 2018, respectively.
(10)Ratio of net investment income (before the one-time adjustment to reflect shares issued by the Company during the fiscal year ended October 31, 2021) to average net assets was 13.09% and 8.95% for the year ended October 31, 2022 and 2021, respectively.
(11)Portfolio turnover rate is calculated using the lesser of period-to-date sales, repayments and distributions from portfolio investments or period-to-date purchases over the average of the invested assets at fair value.
(12)Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including preferred stock, provided that the Company maintains an asset coverage of at least 200%. Asset coverage is calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

Note 9. Capital Transactions
At-the-Market Program
On January 24, 2020, the Company entered into an equity distribution agreement by and among the Company, OFS Advisor, and OFS Capital Services, LLC, a Delaware limited liability company, on the one hand, and Ladenburg Thalmann & Co. Inc., as Placement Agent, on the other hand, as amended (the “Equity Distribution Agreement”), relating to the sale of shares in an offering of its common stock (the “At-the-Market Offering”). The original equity distribution agreement provided that the Company may offer and sell shares of its common stock in the At-the-Market Offering having an aggregate offering price of up to $25.0 million. On December 7, 2021, the Equity Distribution Agreement was amended to, among other things, increase the amount of common stock that the Company may offer to sell pursuant to such agreement up to an aggregate offering price of $70.0 million.
For the six months ended April 30, 2023, the Company sold 436,781 shares of its common stock in the At-the-Market offering for net proceeds of $4,143,582, after deducting commissions and fees of $39,200.
As of April 30, 2023, the Company may issue additional shares in the At-the-Market Offering of approximately $26.9 million.
Common Stock Distributions
The following table summarizes distributions paid on common shares for the six months ended April 30, 2023:

Record Date	Payable Date	Distribution Per Common Share(1)	Cash Distribution	Value of Common Shares Issued	Common Shares Issued	Total Distribution
December 13, 2022	January 31, 2023	$0.55	$1,038,691	$4,154,712	449,158	$5,193,403
March 14, 2023	April 28, 2023	0.55	1,120,026	4,480,024	488,020	5,600,050
		$1.10	$2,158,717	$8,634,736	937,178	$10,793,453
(1) The total amount of cash distributed to stockholders was limited to 20% of the total distribution paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) was paid in shares of the Company's common stock.
The Company distributed $10,793,453, or $1.10 per common share, during the six months ended April 30, 2023. The tax character of distributions for the six months ended April 30, 2023 is an estimate and is unknown until after the end of the calendar year. The tax attributes of distributions are determined annually as of the end of each calendar year based, in part, on the taxable income for the fiscal year, estimated taxable income subsequent to the fiscal year end, and distributions paid. The estimated tax character of each distribution paid is reported to stockholders, if required, on Form 1099-DIV following the close of the calendar year.
The Company adopted a dividend reinvestment plan that provides for reinvestment of its common stock distributions on behalf of the common stockholders (the “DRIP”), unless a common stockholder elects to receive cash. During the six months ended April 30, 2023, the DRIP was suspended in connection with the Board’s declaration of the Company’s quarterly distributions payable in cash and common stock, and, therefore no shares were issued under the DRIP. On June 1, 2023, the Board approved an amended and restated dividend reinvestment plan (the “Amended DRIP”). For stockholders participating in the Amended DRIP, the number of shares to be issued to a stockholder in connection with any distribution will be determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety five percent (95%) of the market price per share of common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date fixed by the Board for such distribution.

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

Note 10. Subsequent Events
On June 1, 2023, the Board declared the following distribution on common shares.

Record Date	Payable Date	Distribution Per Common Share(1)
June 14, 2023	July 31, 2023	$0.55
(1)    The total amount of cash distributed to stockholders will be limited to 20% of the total distribution paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of the Company’s common stock.
On June 1, 2023, the Board declared the following distributions on preferred shares.

Description	Record Date	Payable Date	Distribution Per Preferred Share
Series B Term Preferred Stock	August 24, 2023	August 31, 2023	$0.1375
	September 22, 2023	September 29, 2023	0.1375
	October 24, 2023	October 31, 2023	0.1375

Series C Term Preferred Stock	August 24, 2023	August 31, 2023	$0.1276042
	September 22, 2023	September 29, 2023	0.1276042
	October 24, 2023	October 31, 2023	0.1276042
	November 23, 2023	November 30, 2023	0.1276042
	December 22, 2023	December 29, 2023	0.1276042
	January 24, 2024	January 31, 2024	0.1276042

Series D Term Preferred Stock	August 24, 2023	August 31, 2023	$0.125
	September 22, 2023	September 29, 2023	0.125
	October 24, 2023	October 31, 2023	0.125
	November 23, 2023	November 30, 2023	0.125
	December 22, 2023	December 29, 2023	0.125
	January 24, 2024	January 31, 2024	0.125

Series E Term Preferred Stock	August 24, 2023	August 31, 2023	$0.109375
	September 22, 2023	September 29, 2023	0.109375
	October 24, 2023	October 31, 2023	0.109375
	November 23, 2023	November 30, 2023	0.109375
	December 22, 2023	December 29, 2023	0.109375
	January 24, 2024	January 31, 2024	0.109375

OFS Credit Company, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2023

SUPPLEMENTAL INFORMATION
Senior Securities Tables
Information about the Company’s senior securities is shown in the following table as of and for the dates noted.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per $1,000(2)	Asset Coverage Per Unit(3)	Involuntary Liquidation Preference Per Unit(4)	Average Market Value Per Unit(5)
6.875% Series A Term Preferred Stock(6)
October 31, 2022	$—	—	—	$—	N/A
October 31, 2021	21,316,500	3,148	78.71	25.00	$25.15
October 31, 2020	21,316,500	2,946	73.64	25.00	23.72
October 31, 2019	21,316,500	3,151	78.78	25.00	25.46

6.60% Series B Term Preferred Stock
April 30, 2023 (unaudited)	3,000,000	2,434	60.85	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

6.125% Series C Term Preferred Stock
April 30, 2023 (unaudited)	23,000,000	2,434	60.85	25.00	23.25
October 31, 2022	23,000,000	2,472	61.80	25.00	24.79
October 31, 2021	23,000,000	3,148	78.71	25.00	25.22

6.00% Series D Term Preferred Stock
April 30, 2023 (unaudited)	3,000,000	2,434	60.85	25.00	N/A
October 31, 2022	3,000,000	2,472	61.80	25.00	N/A
October 31, 2021	3,000,000	3,148	78.71	25.00	N/A

5.25% Series E Term Preferred Stock
April 30, 2023 (unaudited)	35,000,000	2,434	60.85	25.00	22.45
October 31, 2022	35,000,000	2,472	61.80	25.00	23.99
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as the total assets, less all liabilities and indebtedness not represented by senior securities, divided by the aggregate amount of outstanding senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per $1,000.”
(3) The Asset Coverage Per Unit is expressed in terms of a ratio per share of the aggregate amount of outstanding senior securities. When expressing in terms of dollar amounts per share, the asset coverage ratio is multiplied by the involuntary liquidation preference per unit of $25.
(4) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(5) Average market value per unit for the Series C Term Preferred Stock and Series E Term Preferred Stock represent the average of the daily closing prices as reported on the Nasdaq Capital Market during the period presented. Not applicable to the Series A Term Preferred Stock, Series B Term Preferred Stock and Series D Term Preferred Stock because these senior securities are not registered for public trading or are fully redeemed.
(6) On December 10, 2021, all outstanding shares of the Series A Term Preferred Stock were redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid dividends through December 9, 2021. The total amount of the redemption, plus accrued dividends, was $21,353,138.

SUMMARY RISK FACTORS
The risk factors described below are a summary of the principal risk factors associated with an investment in the Company. These are not the only risks we face. You should carefully consider these risk factors, together with the risk factors set forth in our prospectus, as supplemented from time to time, and the other reports and documents filed by us with the SEC. Specifically, see “Risk Factors” in our prospectus filed with the SEC on June 4, 2021.
We are subject to risks related to our business and structure.
•Our investment portfolio is recorded at fair value and OFS Advisor, our “valuation designee,” determines the fair value of our investments in good faith pursuant to Rule 2a-5 under the 1940 Act. As a result, there will be uncertainty as to the value of our portfolio investments and the participation of OFS Advisor’s professionals in our valuation process could result in a conflict of interest.
•Our financial condition and results of operations depend on OFS Advisor’s ability to effectively manage and deploy capital.
•We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFSAM and its affiliates.
•OFS Advisor and OFS Services each has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
•Our success will depend on the ability of OFS Advisor to attract and retain qualified personnel in a competitive environment.
•Our incentive fee structure may incentivize OFS Advisor to pursue speculative investments, use leverage when it may be unwise to do so, refrain from de-levering when it would otherwise be appropriate to do so, or include optimistic assumptions in the determination of net investment income.
•We may be obligated to pay OFS Advisor incentive compensation even if we incur a loss.
•We may pay an incentive fee on income we do not receive in cash.
•OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
•The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm's length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
•We may experience fluctuations in our quarterly operating results.
•Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
•We will be subject to U.S. federal income tax at corporate rates if we are unable to maintain our tax treatment as a RIC.
•There is a risk that holders of our equity securities may not receive distributions or that our distributions may not grow or may be reduced over time.
•We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.
•We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.
•Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
•We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.
•Provisions of the General Corporation Law of the State of Delaware and our Amended and Restated Certificate of Incorporation and Bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
•Events outside of our control, including public health crises, elevated interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
•Global economic, political and market conditions may adversely affect our business, ability to secure debt financing, results of operations and financial condition, including our revenue growth and profitability.
•Adverse developments in the credit markets may impair our ability to secure debt financing.
•Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
•Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

•The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.
•Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
We are subject to risks related to our investments.
•Investing in senior secured loans indirectly through CLO securities involves particular risks.
•Our investments in CLO securities, the primary CLO market and other structured finance securities involve certain risks.
•Our investments in subordinated or equity CLO securities are more likely to suffer a loss of all or a portion of their value in the event of a default.
•Our portfolio of investments may lack diversification among CLO securities or underlying obligors, which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
•The CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
•Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
•Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
•CLO investments involve complex documentation and accounting considerations, and as a result the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
•The application of the risk retention rules under Section 941 of the Dodd-Frank Act and other similar European Union law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.
•Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
•If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
•Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
•The interest rates of our investments might be subject to change, including as a result of the transition away from LIBOR and the adoption of alternative reference rates, which could affect our results of operations.
•The lack of liquidity in our investments may adversely affect our business.
•We are subject to risks associated with defaults on an underlying asset held by a CLO.
•We are subject to risks associated with Loan Accumulation Facilities.
•We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
•We may be exposed to risks if we invest in the securities of new issuers.
•We and our investments may be subject to currency risk.
•We and our investments are subject to risks associated with non-U.S. investing.
•Any unrealized depreciation we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
•A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
•Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.
We are subject to risks relating to our securities.
•Our shares of common stock have traded at a discount from NAV and our 6.125% Series C Term Preferred Stock due 2026 and our 5.25% Series E Term Preferred Stock due 2026 may not trade at a favorable price.
•Our common stock price may be volatile and may decrease substantially.
•SEC regulations may limit the number of shares we may sell pursuant to our shelf registration statement.
•If we issue additional preferred stock, the net asset value and market value of our common stock will likely become more volatile.
•Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
•Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
•Holders of any preferred stock have the right to elect members of our Board and class voting rights on certain matters.
•You may not receive distributions or our distributions may decline or may not grow over time.
•We cannot assure you that we will be able to successfully deploy the proceeds of any offering within the timeframe we have contemplated.

The risk factor entitled “Events outside of our control, including public health crises, rising interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.” in the Base Prospectus is replaced in its entirety as follows:
Events outside of our control, including public health crises, elevated interest and inflation rates and significant market volatility, have negatively affected, and could continue to negatively affect, our CLO investments and our results of operations.
Periods of market volatility may continue to occur in response to rising interest and elevated inflation rates, public health crises, or other events outside of our control. These types of events will continue to lead to disruptions in local, regional, national and global markets and economies and have adversely affected, and will continue to adversely affect, our operating results.
Inflation rates in the United States have increased and remain elevated. Food and energy costs have increased, reflecting labor market, supply chain and transportation disruptions. As of May 2023, the U.S. Federal Reserve had approved an aggregate of ten interest rate increases in 2022 and 2023 and additional increases may be necessary to combat inflation.
Any of the foregoing factors, or other cascading effects of rising interest and elevated inflation rates, will materially increase our costs, negatively impact our investment income and damage our results of operations and liquidity position, possibly to a significant degree. These impacts, the duration of which remains uncertain, have affected and will continue to adversely affect the Company’s operating results.
The risk factor entitled “A cyberattack or cybersecurity-systems failures, as well as the occurrence of other events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.” in the Base Prospectus is replaced in its entirety as follows:
Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our third-party vendors for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Despite careful security and controls design, our information technology systems and the information technology systems of our third-party vendors may be subject to security breaches and cyber-attacks, the result of which may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation damage to business relationships and damage to our competitiveness, stock price, and long-term stockholder value. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our and our third party vendors’ reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by OFS Services and third-party service providers. OFS Advisor has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
In addition, cybersecurity has become a top priority for regulators around the world, including the SEC, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. Even the most well-protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk.
Cybersecurity risks require continuous and increasing attention and other resources from us to, among other actions, identify and quantify these risks, upgrade and expand our technologies, systems and processes to adequately address such risks. Such attention diverts time and other resources from other activities and there is no assurance that our efforts will be effective. If we fail to comply with relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage. Further, the increased use of mobile and cloud technologies due to the proliferation of remote work resulting from the COVID-19 pandemic and flexible work arrangements have heightened our vulnerability to a cybersecurity risk or incident. Reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard systems could disrupt our operations or the operations of our service providers and result in misappropriation, corruption or loss of personal, confidential or proprietary information or the inability to conduct business operations. Extended periods of remote working, whether by us or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above.
The risk factor entitled “The impact of legal, tax and regulatory changes in the United States, including the recently announced Inflation Reduction Act of 2022, is uncertain and may directly affect financial institutions and the global economy.” in the Base Prospectus is replaced in its entirety as follows:

The impact of legal, tax and regulatory changes in the United States is uncertain and may directly affect financial institutions and the global economy.
Changes in federal policy, including tax policies, and at regulatory agencies that occur over time due to policy and personnel changes, may lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The effect of any future rules or regulations are and could be complex and far-reaching, and could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.
In addition, the nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting financial institutions remain highly uncertain. Uncertainty surrounding future changes may adversely affect our operating environment and therefore our business, financial condition, results of operations and growth prospects.
The following risk factors have been added to the Base Prospectus filed with the SEC on June 4, 2021:
Our cash and cash equivalents could be adversely affected if the financial institutions in which we hold our cash and cash equivalents fail.
We regularly maintain cash balances at third-party financial institutions in excess of the Federal Deposit Insurance Corporation insurance limit. If a depository institution fails to return these deposits or is otherwise subject to adverse conditions in the financial or credit markets, our access to invested cash or cash equivalents could be limited which adversely impacts our results of operations or financial condition.
We are subject to risks related to corporate social responsibility.
Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investment in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions.
We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as diversity, equity and inclusion, environmental stewardship, corporate governance, support for local communities and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business. The SEC has proposed rules to require disclosure of certain ESG-related matters, which may be adopted in 2023. At this time, there is uncertainty regarding the scope of such proposals or when they would become effective (if at all). Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.

DIVIDEND REINVESTMENT PLAN
On June 1, 2023, the Board adopted an amended and restated dividend reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our common stockholders (the “Amended DRIP”), unless a common stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, then our common stockholders who have not “opted out” of our Amended DRIP will have their cash distribution automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.
No action is required on the part of a registered holder of common stock to have their cash distribution reinvested in shares of our common stock. A registered holder of common stock may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to holders of common stock. The plan administrator will set up an account for shares acquired through the Amended DRIP for each holder of common stock who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a holder of common stock participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.
Those common stockholders whose common shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We primarily use newly issued shares of our common stock to implement the Amended DRIP, whether shares of our common stock are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a holder of common stock is determined by dividing the total dollar amount of the distribution payable to such holder of common stock by ninety-five percent (95%) of the market price per share of common stock at the close of regular trading on the Nasdaq Capital Market on the valuation date fixed by the Board for such distribution. Market price per share of common stock on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our holders of common stock have been tabulated.
There will be no brokerage charges or other charges to common stockholders who participate in the Amended DRIP. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per common share brokerage commission from the proceeds.
Holders of common stock who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are holders of common stock who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such holders of common stock will not receive cash with which to pay any applicable taxes on reinvested distributions. A holder of common stock’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the holder of common stock. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. holder of common stock’s account.
Participants may terminate their accounts under the Amended DRIP by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The Amended DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the Amended DRIP should be directed to the plan administrator by mail to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
If a common stockholder withdraws or the plan is terminated, such common stockholder will receive the number of whole shares in their account under the plan and a cash payment for any fraction of a share in their account.
If a common stockholder holds shares with a brokerage firm that does not participate in the plan, such common stockholder will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Amended DRIP was suspended in connection with the Board’s declaration of distributions payable in cash and common stock, and was suspended in connection with the Board’s declaration on June 1, 2023 of the third quarter 2023 distribution payable in cash and common stock. See Note 9 in the Notes to the Financial Statements for more information.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
On June 1, 2023, our Board, including a majority of Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), unanimously voted to approve the continuation of the Investment Advisory Agreement at a virtual meeting. In reliance upon certain exemptive relief granted by the SEC in connection with the global COVID-19 pandemic, our Board undertook to ratify the Investment Advisory Agreement at its next in-person meeting. In reaching a decision to approve the continuation of the Investment Advisory Agreement, the Board reviewed a significant amount of information, including reports prepared by third parties and the management of the Company, as well as information prepared by OFS Advisor in response to an information request sent by the Company on behalf of the Board. The Board engaged in a detailed discussion of the materials with OFS Advisor’s management and relevant third parties. The Board then considered and concluded, among other things:
•The nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor, including the responses in a questionnaire regarding OFS Advisor’s investment process and OFS Advisor’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of OFS Advisor and the compensation structure for such personnel, and concluded that such services are satisfactory;
•The investment performance of OFS Advisor, and concluded that the investment performance of OFS Advisor was reasonable;
•Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Company to OFS Advisor were reasonable;
•Our projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our projected operating expenses were reasonable;
•Any existing and potential sources of indirect income to OFS Advisor from their relationship with the Company and the profitability of that relationship, and concluded that OFS Advisor’s profitability was not excessive with respect to us;
•The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;
•The organizational capability and financial condition of OFS Advisor and its affiliates, and concluded that the organizational capability and financial condition of OFS Advisor were reasonable; and
•The possibility of obtaining similar services from other third-party service providers or through an internally managed structure, and concluded that our current externally managed structure with OFS Advisor as our investment advisor was satisfactory.
Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Directors, concluded that the fees payable to OFS Advisor pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information
Management
Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed OFS Advisor as our investment adviser. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (847) 734-2000, or on the Securities and Exchange Commission website at http://www.sec.gov.
The investment committees of OFS Advisor (the “Advisor Investment Committees”), which include the Structured Credit Investment Committee of OFS Advisor (the “Structured Credit Investment Committee”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients that invest in CLO securities.
The purpose of the Structured Credit Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our Board. The Structured Credit Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey A. Cerny, Bilal Rashid, Glen Ostrander and Kenneth A. Brown, is responsible for the evaluation and approval of all the investments made by us. The members of the senior investment team of OFS Advisor (the “Senior Investment Team”) are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio. The Senior Investment Team is supported by a team of analysts and investment professionals.
Information regarding the Structured Credit Investment Committee is as follows:

Name(1)	Age	Position
Richard Ressler	64	Chairman of the Structured Credit Investment Committee
Bilal Rashid(2)	52	President and Senior Managing Director of OFS Advisor
Jeffrey A. Cerny(2)	60	Senior Managing Director of OFS Advisor
Glen Ostrander(2)	48	Managing Director of OFS Advisor
Kenneth A. Brown(2)	49	Managing Director of OFS Advisor
(1) The address for each member of the Structured Credit Investment Committee is c/o OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) Member of the Senior Investment Team.

The Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
The Board currently consists of five members, Messrs. Rashid and Cerny, Catherine M. Fitta, Kathleen M. Griggs and Romita Shetty. The term of one class expires each year. The terms of Ms. Shetty and Ms. Fitta expire at the 2023 annual meeting, the terms of Ms. Griggs and Mr. Cerny expire at the 2024 annual meeting and the term of Mr. Rashid expires at the 2025 annual meeting. Mses. Shetty and Griggs also serve as preferred stock directors. Subsequently, each class of directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the directors for up to a two-year period.
The directors and our officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Independent Directors” consist of those directors who are not “interested persons,” as that term is defined under the 1940 Act, of the Company. Conversely, “Interested Director(s)” consist of those directors who are “interested persons” of the Company. Certain of our officers and directors also are officers or managers of OFS Advisor.

Information regarding our Board is as follows:

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors
Kathleen M. Griggs (3) Age: 68	Director	2018 - Current	Ms. Griggs has been a managing director of Griggs Consulting, LLC, a consulting and advisory firm, since 2014. Prior to that, Ms. Griggs served as the Chief Financial Officer of j2 Global, Inc. from 2007 to 2014. Ms. Griggs also previously served as a Director, Audit Committee Chair and Governance Committee member for Chad Therapeutics, Inc. from 2001 to 2009. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles. Ms. Griggs's term as a Class III director expires in 2024.

			Ms. Griggs, the chair of our audit committee, brings to our Board years of accounting expertise. Her knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes her an asset to our Board.	1	None

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors
Catherine M. Fitta Age: 52	Director	2021 - Current	Ms. Fitta currently serves as Principal of Burren Green, the management and technology consulting practice she established in 2015. From 2008 to 2012, Ms. Fitta served as EMEA Head, Business Planning & Technology for Barclays Global Banking Division, and from 2012 to 2015, was Global Head, Business Planning & Technology. Ms. Fitta also worked at Lehman Brothers from 2007 to 2008 as Deputy Global Head, Business Planning & Technology where she managed business and technical staff across various geographies and architected the division’s first IT Governance Council. During her tenure as Chief Integration Officer, Criminal Justice for the New York City’s Mayor’s Office from 2003 to 2007, she led strategic planning and execution for technology integration across 17 criminal justice agencies in New York City and New York State. From 2002 to 2003, Ms. Fitta also worked as a functional manager on engagements within the Public Sector & Health Care Practices at Deloitte Consulting. Since 2002, through extensive consulting, CIO and COO experience spanning sectors and geographies, Ms. Fitta has spear-headed an array of strategic initiatives that fueled large-scale business transformation and addressed myriad compliance, audit, risk and regulatory matters. Ms. Fitta earned her Master of Business Administration from Columbia Business School and her Bachelor of Arts in the Classics cum laude from Harvard University. Ms. Fitta’s term as a Class II director expires in 2023.

			Ms. Fitta’s vast management experience and expertise across various sectors and industries, including financial services, qualifies her for service on our Board. Ms. Fitta is a strategist and results-oriented problem-solver whose understanding of operations, technology and risk management enhances the diverse skillset and composition of our Board.	1	None

Name, Address(1) and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors
Romita Shetty (3) Age: 57	Director	2018 - Current	Ms. Shetty has served as a partner of DA Management, an investment firm, that invests across public and private markets (including venture capital) in both equity and debt and owns DA Capital, an investment advisor. She currently serves on the board of directors of OFS Capital. Ms. Shetty has over 30 years of experience in fixed income and credit. At DA Capital, she has focused on special situations, structured credit and private investments. She has also served in a management capacity as President of DA Capital Asia Pte Ltd. In 2007-2008, she ran the Global Special Opportunities group at Lehman Brothers, which invested proprietary capital. Prior to that, she co-ran the North American structured equity and credit markets and the Global Alternative Investment product businesses at RBS from 2004 to 2006. Previously, Ms. Shetty worked at JP Morgan from 1997 to 2004 where she ran their Global Structured Credit Derivatives as well as Financial Institutions Solutions and CDO businesses. She started her career at Standard & Poor’s in 1990 where she worked on a wide variety of credit ratings, including municipal bonds, financial institutions and asset-backed securities and managed a part of their ABS ratings business. Ms. Shetty holds a Bachelor of Arts (Honors) in History from St. Stephens College, India and a Master of International Affairs from Columbia University. Ms. Shetty's term as a Class II director expires in 2023.

			Ms. Shetty, the chair of our compensation committee, has vast experience in fixed income and credit management and expertise in the Company’s intended investments qualifies her for service on our Board. Ms. Shetty’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our Board.	2	OFS Capital Corporation, a business development company (“BDC”) managed by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Bilal Rashid Age: 52	Director, Chairman, President and Chief Executive Officer	Director (Since 2017); Chairman (Since 2018); and President and Chief Executive Officer (Since 2017)
Mr. Rashid has served as our Chairman of the Board since 2018 and President and Chief Executive Officer since 2017. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”) and Chairman of the Board and Chief Executive Officer of OFS Capital Corporation, a member of the board of trustees of CIM Real Assets & Credit Fund, an affiliate of the Company and which is sub-advised by OFS Advisor, President and a Senior Managing Director of Orchard First Source Capital, Inc. (“OFSC”) and OFS Advisor, Chief Executive Officer of Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”) and a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates. Mr. Rashid has more than 25 years of experience in investing as it relates to corporate credit and structured credit, investment banking and debt capital markets. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a Bachelor of Science in Electrical Engineering from Carnegie Mellon University and a Master of Business Administration from Columbia University. Mr. Rashid’s term as a Class I Director expires in 2025.
Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that we face and which are critical to implementing our strategic goals and evaluating our operational performance.

				4	OFS Capital Corporation, a BDC managed by OFS Advisor, Hancock Park, another BDC managed by OFS Advisor and CIM Real Assets & Credit Fund, a registered investment company sub-advised by OFS Advisor

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
Interested Directors
Jeffrey A. Cerny Age: 60	Director, Chief Financial Officer and Treasurer	Director (Since 2017); Chief Financial Officer and Treasurer (Since 2017)
Mr. Cerny has served as our Chief Financial Officer and Treasurer since 2018. Mr. Cerny also serves as the Chief Financial Officer and Treasurer of Hancock Park, as a director, Chief Financial Officer and Treasurer of OFS Capital Corporation, a Senior Managing Director and Chief Financial Officer of OFSC and OFS Advisor, as a Vice President and Chief Financial Officer of OFSAM Holdings and as a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates.
Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a Bachelor of Science in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a Juris Doctor. from DePaul University’s School of Law. Mr. Cerny is NACD (National Association of Corporate Directors) Directorship Certified™. Mr. Cerny’s term as a Class III Director expires in 2024.

Mr. Cerny brings to our Board extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our Board. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Capital Corporation, a BDC managed by OFS Advisor
(1) The address of each director is 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
(2) The “Fund Complex” includes the Company, OFS Capital Corporation and Hancock Park, each of which are advised by OFS Advisor, and CIM Real Assets & Credit Fund, which is sub-advised by OFS Advisor.
(3) Designated as a preferred stock director.

Compensation of Directors
The following table sets forth the compensation paid to our directors for the six months ended April 30, 2023:

Name of Director	Fees Earned(2)	All Other Compensation	Total Compensation from OFS Credit	Total Compensation from Fund Complex
Independent Directors
Catherine M. Fitta	$30,000	$—	$30,000	$30,000
Kathleen M. Griggs	30,000	—	30,000	30,000
Romita Shetty(3)	30,000	—	30,000	80,000
Interested Directors
Bilal Rashid(1)	—	—	—	—
Jeffrey A. Cerny(1)	—	—	—	—
(1) No compensation is paid to directors who are “interested persons.”
(2) Each independent director receives an annual fee of $50,000. In addition, the chairman of each committee receives an annual fee of $10,000 for additional services in this capacity. The annual fee that each independent director receives will increase to $75,000 when the Company's net asset value reaches $125.0 million. We also reimburse our independent directors for reasonable out-of-pocket expenses incurred in attending our Board and committee meetings, which is not considered fees earned or compensation. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
(3)    Independent director of OFS Capital Corporation, a BDC managed by OFS Advisor.

Director Ownership of Company Shares
The table below sets forth the dollar range of the value of shares of our common stock that are owned beneficially by each director as of April 30, 2023. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Independent Directors
Catherine M. Fitta	None
Kathleen M. Griggs	None
Romita Shetty	None
Interested Directors
Bilal Rashid	Over $100,000(2)
Jeffrey A. Cerny	Over $100,000(2)
(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(2) Messrs. Rashid and Cerny beneficially own securities of the Company through their indirect ownership of an affiliate of OFS Advisor. Messrs. Rashid and Cerny each own shares of the Company’s common stock directly and each may be deemed to beneficially own the shares of the Company’s common stock that OFSAM Holdings owns.

Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Kyle Spina(1)	36	Chief Accounting Officer
Mukya S. Porter	48	Chief Compliance Officer
Tod K. Reichert	61	Corporate Secretary
(1)    On April 10, 2023, Ross A. Teune resigned as Chief Accounting Officer of the Company. Mr. Teune’s resignation as Chief Accounting Officer was effective on April 21, 2023. The resignation was not in any way related to a disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise. On April 12, 2023, the Board voted to appoint Kyle Spina as Chief Accounting Officer of the Company, effective as of April 21, 2023, to fill the vacancy created by Mr. Teune’s resignation.
We do not pay any direct compensation to our officers who are not directors. We have entered into the Administration Agreement pursuant to which OFS Services, our administrator, performs, or arranges for the performance of, our required administrative services, among other things. Payment under the Administration Agreement is equal to an amount based upon our allocable portion (subject to the review and approval of the Board) of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and our allocable portion of the cost of our officers who are not directors, and their respective staffs.
The following is information concerning the business experience of our officers.
Kyle Spina currently serves as our Chief Accounting Officer and as Vice President and Controller of Fund Accounting and Reporting of OFS Advisor and OFSC. Mr. Spina has nearly 15 years of experience in public and private accounting. Prior to joining OFSC in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (NASDAQ: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.
Mukya S. Porter has served as our Chief Compliance Officer since 2017 and serves as the Chief Compliance Officer of Hancock Park, OFS Capital Corporation, CIM RACR, OFSC and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has over 15 years of experience advising investment advisers, investment banks and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company, also known as PIMCO, from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
Tod K. Reichert has served as our Corporate Secretary since 2017, as the Corporate Secretary of Hancock Park and OFS Capital Corporation since 2017, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board and senior management team, while serving as a member of the MCG credit committee and the Small Business Investment Company investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD's Cyber Oversight Program.
Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, OFS Advisor will offer us the right to participate in investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. Such offers will be subject to the exception that, in accordance with OFS Advisor’s allocation policy, we might not participate in each individual opportunity but will, on an overall basis, be entitled to participate fairly and equitably over time with other entities managed by OFS Advisor and its affiliates.
To the extent that we compete with entities managed by OFS Advisor or any of its affiliates for a particular investment opportunity, OFS Advisor will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (i) its internal allocation policy, (ii) the requirements of the Investment Advisers Act of 1940, as amended, and (iii) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates. OFS Advisor’s allocation policy is intended to ensure that we may generally share fairly and equitably with other investment funds or other investment vehicles managed by OFS Advisor or its affiliates in investment opportunities that OFS Advisor determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer that may be suitable for us and such other investment funds or other investment vehicles. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:
•investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•the status of tax restrictions and tests and other regulatory restrictions and tests;
•risk and return portfolio of the investment vehicles;
•suitability/priority of a particular investment for the investment vehicles;
•if applicable, the targeted position size of the investment for the investment vehicles;
•level of available cash for investment with respect to the investment vehicles;
•total amount of funds committed to the investment vehicles; and
•the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain other funds managed by OFS Advisor and certain of its affiliates (“Affiliated Funds”) provided we comply with certain conditions (the “Order”), priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with Affiliated Accounts (as defined below) is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Co-Investment With Affiliates. In certain instances, we may co-invest on a concurrent basis with other accounts managed by the Advisor or certain of its affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. On August 4, 2020, we received the Order from the SEC to permit us to co-invest in portfolio companies with Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements, subject to compliance with certain conditions. The Order superseded a previous order that OFS Advisor and certain of the Affiliated Funds received on October 12, 2016, and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. Pursuant to the Order, we are generally permitted to co-invest with Affiliated Funds if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

In addition, we may file an application for an amendment to our existing Order to permit us to participate in follow-on investments in our existing portfolio companies with certain private funds that do not hold any investments in such existing portfolio companies. However, if filed, there is no guarantee that such application will be granted.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Conflicts Related to Purchases and Sales. Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Questions arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.
We may invest in debt and other securities of companies in which an Affiliated Account holds those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.
In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.
If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and if provided each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.
The application of our or an Affiliated Account's governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.
Portfolio Information

The Company prepares Form N-PORT filings, which contains a complete schedule of the Company’s portfolio holdings, on a monthly basis, and makes its Form N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Company’s Form N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting the Company by mail at 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, by telephone at (847) 734-2000 or on its website at http://www.ofscreditcompany.com.

Proxy Voting Records
Information regarding the policies and procedures that OFS Advisor uses to determine how to vote proxies relating to the Company’s portfolio securities is available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. Information about how OFS Advisor voted proxies with respect to the Company’s portfolio securities can be obtained by making a written request for proxy voting information to: OFS Capital Management, LLC, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606.
Privacy Principles
Your privacy is very important to us. This Privacy Notice sets forth the Company’s policies with respect to non-public personal information provided to us. These policies apply to stockholders of the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy. Please read this Privacy Notice as it provides important information regarding our privacy practices and an explanation of your rights. If you do not agree with this Privacy Notice, please do not provide us with personal information.
1.What Personal Information We Collect
You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, date of birth, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions with the Company.
Whether you choose to provide any particular information requested by the Company is completely your own choice, but if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.
2.Where Do We Obtain Your Personal Data?
We may collect, and may have collected, information about you from a number of sources, including from you directly or from external sources.
Sources from which we may collect your information directly include:
•documentation that you completed when you subscribed for an investment;
•correspondence and conversations with us;
•transactions you have made or will make with us; and
•your purchase of securities from us, including information regarding where to send money.
External sources from which we may collect your information include:
•publicly available and accessible directories and sources;
•tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction;
•governmental and competent regulatory authorities to whom we have regulatory obligations;
•credit agencies; and
•fraud prevention and detection agencies and organizations.
3.Why Do We Collect Your Personal Data?
We may collect your personal information for the following purposes:
•to administer, manage and set up your investment, and any related accounts on an ongoing basis;
•to facilitate the transfer of funds and administer any other transaction with you;
•to open, maintain or close accounts in connection with your subscription or redemption;
•to send updates, information and notices or otherwise correspond with you in connection with your investment;
•to verify the identity and addresses of our investors (and, if applicable, their beneficial owners);
•to comply with requests from regulatory, governmental, tax and law enforcement authorities;
•to comply with applicable regulatory, accounting, tax and audit requirements;
•to conduct surveillance and investigation;

•to maintain statutory registers;
•to comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists;
•to address or investigate any complaints, claims, proceedings or disputes;
•to provide you with, and inform you about, our investment products and services;
•to send direct marketing communications to you;
•to assist with internal compliance with our policies and process;
•to protect our business against fraud, breach of confidence, theft of proprietary materials and other financial or business crimes (to the extent that this is not required of us by law);
•to monitor and improve our relationships with investors;
•to ensure appropriate group management and governance;
•to keep our internal records;
•to prepare reports on incidents / accidents;
•to analyze and manage commercial risks and operations;
•to seek professional advice, including legal advice;
•to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;
•to facilitate business asset transactions involving the Company or related investment vehicles;
•to monitor communications to/from us using our systems; and
•to protect the security and integrity of our IT systems.
We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.
4.How We Share Information We Collect
We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account or as otherwise permitted by applicable law. We may also disclose the information we collect:
1.As Authorized – if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment.
2.As required by law – for example, to cooperate with any government regulators, self-regulatory organizations or law enforcement authorities.
3.As otherwise permitted by law – for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund.
4.To service providers – we may share information with service providers that perform marketing services on our behalf.
We do not, and will not, sell personal data to third parties.
5.Retention
We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.
6.Personal Data from Minors
We do not offer financial services and products to minors and do not knowingly collect or sell the personal information of minors. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
7.Consent and Our Right To Withdraw It

We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time if you wish to do so.
8.Feedback, Concerns or Queries
We take your feedback and concerns very seriously. We encourage you to bring to our attention any feedback or concerns you may have about our processing your personal data.
This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time if you wish to do so.

9.Protecting Your Personal Information
Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.
We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (i) there are security and privacy limitations of the Internet which are beyond our control; (ii) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (iii) any such information and data may be viewed or tampered with in transit by a third party.
If you have any questions regarding this Privacy Notice or the treatment of your non-public personal information, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
10.European Privacy Rights and Disclosures
This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation (“GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area. This section describes the policies and procedures followed by the Company regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with the Company. For the purposes of this section (European Privacy Rights and Disclosures), “personal data” means any information relating to an identified or identifiable natural person, either directly or indirectly.
According to the GDPR, the Company is the controller of your personal data.
a.Collection of Your Personal Data
When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.
Where the Company carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.
b.Use of Your Personal Data
We may use the personal data you give us to carry out the following purposes:
•To contact you and to respond to your requests and enquiries when you contact us or subscribe to receive e-mail alerts: We have a legitimate interest to respond to your requests and enquiries for ongoing business administration.
•To deliver services to you: To manage and perform our contract with you.
•For business administration, including statistical analysis: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.
•To personalize your visit to the website and to assist you while you use the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.
•To improve the website by helping us understand who uses the websites: We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient.
•For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice: To comply with our legal obligations.

c.Sharing Your Personal Data
We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Notice or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of the Company; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.
In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, the Company may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of the Company’s assets or shares, or that succeeds the Company in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.
d.International Transfers
When you are based in the European Union (the “EU”), personal data collected from you, including via the websites may be transferred to certain recipients located outside the EU, which do not provide a similar or adequate level of protection to that provided by countries in the EU. You hereby consent to the transfer of your personal data to recipients as described in this Privacy Notice which are located outside of the EU. You may withdraw your consent at any time. The withdrawal of consent shall not affect the lawfulness of processing based on consent before its withdrawal.
e.Rights of Individuals
You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
11.California Privacy Rights and Disclosures
This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, as amended (the “CCPA” or “Act”). For the purposes of this section (California Privacy Rights and Disclosures), “personal information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this Privacy Notice in a different format for accessibility reasons, please e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.
These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Address and other identifiers – such as name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: social security number, driver’s license number, state identification card number, and/or passport number.

•Directly from you;
•Automatically when you use our website or services;
•From third parties; including business partners, your employer, tax authorities and background/credit check providers; and
•Publicly available sources

•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters such as capital calls or redemptions;
•To perform services on our behalf, such as customer service, processing or fulfilling orders;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls;
•To verify your identity or for other fraud and/or crime prevention;
•To debug errors in our systems;
•For marketing and advertising purposes; and
•For internal research, analytics and development

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: racial, ethnic, or national origin.
•Directly from you; •From third parties; including business partners, your employer and background/credit check providers; and •Publicly available sources
•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters;
•To perform services on our behalf;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls; and
•To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Electronic Communication such as e-mail communications and text messages

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: the contents of mail, e-mail, or text messages, to which the business was not the intended recipient.
	•Automatically when you use our website or services	•To debug errors in our systems; •For marketing and advertising purposes; and •For internal research, analytics and development	•Group companies, for business, marketing and operational purposes

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

•Directly from you;
•From your employer;
•Automatically when you use our website or services;
•From third parties acting on your behalf; including business partners, accountancy and law firms; and
•Background/credit check providers

•To provide you services;
•To deal with administrative matters such as invoicing, renewal or to audit customer transactions;
•To perform services on our behalf, such as processing capital calls or redemptions;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•To carry out anti-money laundering and other compliance checks and controls; and
•To verify your identity or for other fraud and/or crime prevention

•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Service providers, including to provide and support our data management, analytics, security, and storage systems;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers	•Directly from you; •Automatically when you use our website or services; •From third parties acting on your behalf; including business partners and law firms; and •Through publicly available sources	•To provide you services; and •To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements as defined in the Act as Sensitive Personal Information: union membership.

	•Directly from you; •From your employer; and •Through publicly available sources	•To provide you services; and •To otherwise carry out our obligations arising under our contract with you and to enforce the same
•Group companies, for business, marketing and operational purposes;
•Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and
•Government authorities or other entities with legal authority to request the information

Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed
Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	•Directly from you; •Automatically when you use our website or services; and •From third parties; including business partners or firms acting on your behalf
•To provide you services;
•To contact you to discuss the services or products you receive from us;
•To respond to any questions or concerns you have raised;
•To deal with administrative matters;
•To perform services on your behalf, such as booking travel arrangements;
•To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•For marketing and advertising purposes; and
•For internal research, analytics and development
•Group companies, for business, marketing and operational purposes

a.Your Right to Request Disclosure of Information We Collect and Disclose about You
If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:
1.The categories of your personal information that we’ve collected.
2.The specific pieces of your personal information that we’ve collected.
3.The categories of sources from which we collected your personal information.
4.The categories of your personal information that we’ve sold or disclosed for a business purpose.
5.The business or commercial purposes for which we collected, sold or shared your personal information.
6.The categories of third parties to whom we’ve disclosed your personal information.
To exercise your CCPA right to request this information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for disclosure are generally free.
b.Your Right to Request the Deletion of Personal Information
Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.
To exercise your right to request the deletion of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for deletion are generally free.
c.Your Right to Ask Us Not to Sell or Share Your Personal Information
We do not, and will not, sell or share your personal information.
d.Your Right to Request the Correction of Your Personal Information
Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.
To exercise your right to request the correction of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for correction are generally free.

e.Our Use or Disclosure of Sensitive Personal Information
We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.
f.Our Support for the Exercise of Your Data Rights
We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Notice, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.
g.How We Will Handle a Request to Exercise Your Rights
For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.
When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.
You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

[End of Semi-Annual Report]

Item 2. Code of Ethics.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant.
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.
A schedule of investments is included in the Registrant's Report to Stockholders under Item 1 herein.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a) The information required by this Item is only required in an annual report on this Form N-CSR.
(b) There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this Item in the Company's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
There have been no purchases by or on behalf of the Company of shares or other units of any class of the Company’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which stockholders may recommend nominees to the Company’s Board.

Item 11. Controls and Procedures.
(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the 1940 Act, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer and Chief Financial Officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
The Company did not engage in securities lending activity during the six months ended April 30, 2023.

Item 13. Exhibits.

(a)(1)	Joint Code of Ethics of the Registrant and OFS Capital Management, LLC filed herewith.
(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished herewith.
(c)	Amended and Restated Dividend Reinvestment Plan filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OFS CREDIT COMPANY, INC.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer
Date: June 6, 2023

By:	/s/ Jeffrey A. Cerny
Jeffrey A. Cerny
Chief Financial Officer
Date: June 6, 2023